SCHEDULE 14C
                                 (RULE 14C-101)


Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 (Amendment No. 1)


Check the appropriate box:

[ ]      Preliminary Information Statement
[X]      Definitive Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

                              CYBERLUX CORPORATION
                (Name of Registrant As Specified In Its Charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which the transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:


[ ]      Fee paid previously with preliminary materials

[ ] check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount previously paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

                              CYBERLUX CORPORATION
                        4625 CREEKSTONE DRIVE, SUITE 100
                             RESEARCH TRIANGLE PARK
                          DURHAM, NORTH CAROLINA 27703

                              INFORMATION STATEMENT
                             PURSUANT TO SECTION 14
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                 AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE NOT REQUESTED TO SEND US A PROXY



                                                          Durham, North Carolina
                                                          December 21, 2004

      This information statement has been mailed on or about December 21, 2004 to the stockholders of record on December 13, 2004 (the "Record Date") of Cyberlux Corporation, a Nevada corporation (the "Company") in connection with certain actions to be taken by the written consent by the majority stockholders of the Company, dated as of October 5, 2004. The actions to be taken pursuant to the written consent shall be taken on or about January 10, 2005, 20 days after the mailing of this information statement.


THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.


                                             By Order of the Board of Directors,

                                             /s/ Donald F. Evans
                                             Chairman of the Board

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF MAJORITY STOCKHOLDERS IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS, DATED OCTOBER 5, 2004

To Our Stockholders:


         NOTICE IS HEREBY GIVEN that the following action will be taken pursuant to a written consent of a majority of stockholders dated October 5, 2004, in lieu of a special meeting of the stockholders. Such action will be taken on or about January 10, 2005:


         1. To Amend the Company's Articles of Incorporation, as amended, to increase the number of authorized shares of common stock, par value $.001 per share (the "Common Stock"), of the Company from 100,000,000 shares to 300,000,000 shares;

         2. To ratify the selection of Russell Bedford Stefanou Mirchandani as independent registered public accounting firm of the Company for the year ending December 31, 2004; and

         3. To elect four directors to the Company's Board of Directors, to hold office until their successors are elected and qualified or until their earlier resignation or removal.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         As of the Record Date, the Company's authorized capitalization consisted of 100,000,000 shares of Common Stock, of which 20,745,924 shares were issued and outstanding as of the Record Date. Holders of Common Stock of the Company have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock. As of the Record Date, the Company also had 800,000 shares of Series B preferred stock issued and outstanding. Each share of Series B preferred stock is entitled to voting rights equal to ten times the number of shares of Common Stock such holder of Series B Preferred Stock would receive upon conversion of such holder's shares of Series B Preferred Stock. The conversion price is $0.10 per share.

         Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders. However, as a result of the voting rights of the Series B preferred stockholders who hold at least a majority of the voting rights of all outstanding shares of capital stock as of October 5, 2004, will have voted in favor of the foregoing proposals by resolution dated October 5, 2004; and having sufficient voting power to approve such proposals through their ownership of capital stock, no other stockholder consents will be solicited in connection with this Information Statement. Donald F. Evans holds 275,103 shares of Series B preferred stock, Alan H. Ninneman holds 180,652 shares of Series B preferred stock, John W. Ringo holds 166,915 shares of Series B preferred stock , Mark D. Schmidt holds 101,000 shares of Series B preferred stock and David D. Downing holds 76,330 shares of Series B preferred stock. Combined, they hold 83,255,000 votes out of a total of 99,915,905 possible votes on each matter submitted to the stockholders. Donald F. Evans, Alan H. Ninneman, John W. Ringo, Mark D. Schmidt and David D. Downing are the shareholders who will have voted in favor of the foregoing proposals by resolution dated October 5, 2004.


      Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on January 10, 2005.


         The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

         This Information Statement will serve as written notice to stockholders pursuant to Section 78.370 of the Nevada General Corporation Law.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

The following tables sets forth, as of October 19, 2004, the number of and percent of the Company's common stock beneficially owned by

o   all directors and nominees, naming them,
o   our executive officers,
o   our directors and executive officers as a group, without naming them, and
o persons or groups known by us to own beneficially 5% or more of our common stock:

The Company believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

A person is deemed to be the beneficial owner of securities that can be acquired by him within 60 days from October 19, 2004 upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants or convertible securities that are held by him, but not those held by any other person, and which are exercisable within 60 days of October 19, 2004 have been exercised and converted.

                                                                                           TOTAL VOTES      PERCENTAGE
                                                       NUMBER OF                           ENTITLED TO       OF TOTAL
                                                        SHARES                             BE CAST ON        VOTES ON
NAME AND ADDRESS                                     BENEFICIALLY      PERCENTAGE OF       SHAREHOLDER      SHAREHOLDER
OF OWNER                        TITLE OF CLASS         OWNED(1)          CLASS (2)         MATTERS (3)      MATTERS (4)
---------------------------------------------------------------------------------------------------------------------
Donald F. Evans                 Common Stock       28,965,300 (5)         60.02%          28,965,300 (5)      28.75%
4625 Creekstone Drive, Suite 100
Research Triangle Park
Durham, NC 27703

Mark D. Schmidt                 Common Stock       10,300,000 (6)         33.39%          10,300,000 (6)      10.22%
4625 Creekstone Drive, Suite 100
Research Triangle Park
Durham, NC 27703

Alan H. Ninneman                Common Stock       18,715,200 (7)         48.22%          18,715,200 (7)      18.58%
4625 Creekstone Drive, Suite 100
Research Triangle Park
Durham, NC 27703

John W. Ringo                   Common Stock       17,141,500 (8)         45.79%          17,141,500 (8)      17.01%
4625 Creekstone Drive, Suite 100
Research Triangle Park
Durham, NC 27703

David D. Downing                Common Stock        8,133,000 (9)         28.66%           8,133,000 (9)       8.07%
4625 Creekstone Drive, Suite 100
Research Triangle Park
Durham, NC 27703

All Officers and Directors      Common Stock       83,255,000 (10)        82.64%          83,255,000 (10)     83.33%
As a Group (5 persons)
=====================================================================================================================
Katherine Kurzman               Preferred A                13              7.61%
800 West End Avenue
New York, NY 10025

Lon E. Bell                     Preferred A                10              5.85%
1819 N. Grand Oaks
Altadena, CA 91001

Wilson A. Knott                 Preferred A                10              5.85%
200 Red Bud Lane
Longwood, FL 32779
=====================================================================================================================
Donald F. Evans                 Preferred B           275,103             34.39%
4625 Creekstone Drive, Suite 100
Research Triangle Park
Durham, NC 27703

Mark D. Schmidt                 Preferred B           101,000             12.63%
4625 Creekstone Drive, Suite 100
Research Triangle Park
Durham, NC 27703

Alan H. Ninneman                Preferred B           180,652             22.58%
4625 Creekstone Drive, Suite 100
Research Triangle Park
Durham, NC 27703

John W. Ringo                   Preferred B           166,915             20.86%
4625 Creekstone Drive, Suite 100
Research Triangle Park
Durham, NC 27703

David D. Downing                Preferred B            76,330              9.54%
4625 Creekstone Drive, Suite 100
Research Triangle Park
Durham, NC 27703
=====================================================================================================================

(1) Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of October 19, 2004 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(2) For purposes of calculating the percentage beneficially owned, the number of shares of each class of stock deemed outstanding include 20,745,924 common shares; 170.86 Preferred "A" Shares and 800,000 Preferred "B" Shares outstanding as of October 19, 2004.

(3) This column represents the total number of votes each named shareholder is entitled to vote upon matters presented to the shareholders for a vote.

(4) For purposes of calculating the percentage of total votes on shareholder matters, the total number of votes entitled to vote on matters submitted to shareholders is 100,745,924, which includes: one vote for each share of common stock currently outstanding (20,745,924); and 100 votes for each share of Series B preferred stock outstanding (800,000 shares of Series B stock * 100 = 80,000,000).

(5) Includes 275,103 shares of Series B convertible preferred stock convertible into 27,510,300 shares of common stock and the right to cast 27,510,300 votes.

(6) Includes 101,000 shares of Series B convertible preferred stock convertible into 10,100,000 shares of common stock and the right to cast 10,100,000 votes.

(7) Includes 180,652 shares of Series B convertible preferred stock convertible into 18,065,200 shares of common stock and the right to cast 18,065,200 votes.

(8) Includes 166,915 shares of Series B convertible preferred stock convertible into 16,691,500 shares of common stock and the right to cast 16,691,500 votes.

(9) Includes 76,330 shares of Series B convertible preferred stock convertible into 7,633,000 shares of common stock and the right to cast 7,633,000 votes.

(10) Includes 800,000 shares of Series B convertible preferred stock convertible into 80,000,000 shares of common stock and the right to cast 80,000,000 votes.

                   AMENDMENT TO THE ARTICLES OF INCORPORATION

         On October 5, 2004, the majority stockholders of the Company approved an amendment to the Company's Articles of Incorporation, as amended, to increase the number of authorized shares of Common Stock from 100,000,000 to 300,000,000. The Company currently has authorized capital stock of 100,000,000 shares and approximately 20,745,924 shares of Common Stock are outstanding as of the Record Date. The Board believes that the increase in authorized common shares would provide the Company greater flexibility with respect to the Company's capital structure for such purposes as additional equity financing, and stock based acquisitions.

INCREASE IN AUTHORIZED COMMON STOCK

         The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares. The relative rights and limitations of the shares of Common Stock will remain unchanged under this amendment.

         As of the Record Date, a total of 20,745,924 shares of the Company's currently authorized 100,000,000 shares of Common Stock are issued and outstanding. The increase in the number of authorized but unissued shares of Common Stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

         The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent shareholders. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Company does not have any other provisions in its articles or incorporation, by-laws, employment agreements, credit agreements or any other documents that have material anti-takeover consequences. Additionally, the Company has no plans or proposals to adopt other provisions or enter into other arrangements, except as disclosed below, that may have material anti-takeover consequences. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

         Except for the following, there are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of Common Stock which are proposed to be authorized:

         o        SECURED CONVERTIBLE NOTES

         To obtain funding for its ongoing operations, the Company entered into a Securities Purchase Agreement with four accredited investors, AJW Partners, LLC, AJW Offshore, Ltd., AJW Qualified Partners, LLC and New Millennium Capital Partners, LLC, on September 23, 2004 for the sale of
         (i) $1,500,000 in convertible notes and (ii) warrants to buy 2,250,000 shares of our common stock. The investors are obligated to provide us with an aggregate of $1,500,000 as follows:

         o        $500,000 was disbursed on September 23, 2004;

         o        $500,000 was disbursed on October 20, 2004; and

         o $500,000 will be disbursed within five business days of the effectiveness of the registration statement.

         Accordingly, we have received a total of $1,000,000 pursuant to the Securities Purchase Agreement. The proceeds received from the sale of the secured convertible notes will be used for business development purposes, working capital needs, pre-payment of interest, payment of consulting and legal fees and purchasing inventory.

         The secured convertible notes bear interest at 10%, mature two years from the date of issuance, and are convertible into our common stock, at the investors' option, at the lower of (i) $0.72 or (ii) 50% of the average of the three lowest intraday trading prices for the common stock on a principal market for the 20 trading days before but not including the conversion date. As of October 26, 2004, the average of the three lowest intraday trading prices for our common stock during the preceding 20 trading days as reported on the Over-The-Counter Bulletin Board was $.24 and, therefore, the conversion price for the secured convertible notes was $.12. Based on this conversion price, the $1,500,000 secured convertible notes, excluding interest, were convertible into 12,500,000 shares of our common stock. If the Company's stock price should decrease, the Company will be required to issue substantially more shares, which will cause dilution to the Company's existing stockholders. There is no upper limit on the number of shares that may be issued, which will have the effect of further diluting the proportionate equity interest and voting power of holders of the Company's common stock.

         The full principal amount of the convertible notes are due upon default under certain terms of convertible notes. The Company is obligated to register the resale of the conversion shares issuable upon conversion of the notes under the Securities Act of 1933, as amended, no later than thirty (30) days from September 23, 2004. The Company filed a registration statement on Form SB-2 with the Securities and Exchange Commission on October 13, 2004 registering the resale of the conversion shares, which is currently being reviewed. In addition, management is also obligated, pursuant to the Securities Purchase Agreement, to vote in favor of an increase in the Company's common stock as well as to recommend such increase to the Company's stockholders. In the event that the increase in the Company's authorized common stock is not approved, an event of default will exist upon the Company's failure to rectify such default within ten days of receipt of a notice of default from the investor and the investor may demand that all interest owed on the secured convertible note be paid in either cash or common stock. Furthermore, upon the event of default, the investors have a first priority security interest in substantially all of our assets and can take possession of them upon an event of default.

         The  following  are  the  risks   associated  with  entering  into  the
Securities Purchase Agreement:

THERE ARE A LARGE NUMBER OF SHARES UNDERLYING OUR SECURED CONVERTIBLE NOTES AND WARRANTS THAT MAY BE AVAILABLE FOR FUTURE SALE AND THE SALE OF THESE SHARES MAY DEPRESS THE MARKET PRICE OF OUR COMMON STOCK.

         As of October 19, 2004, we had 20,745,924 shares of common stock issued and outstanding, secured convertible notes outstanding that may be converted into an estimated 8,333,334 shares of common stock at current market prices and an obligation to sell secured convertible notes that may be converted into an estimated 4,166,667 shares of common stock at current market prices, Series B convertible preferred stock outstanding that may be converted into 80,000,000 shares of common stock and outstanding warrants to purchase 1,500,000 shares of common stock and an obligation to issue warrants to purchase 750,000 shares of common stock in the near future. In addition, the number of shares of common stock issuable upon conversion of the outstanding secured convertible notes may increase if the market price of our stock declines. All of the shares, including all of the shares issuable upon conversion of the notes and upon exercise of our warrants, may be sold without restriction. The sale of these shares may adversely affect the market price of our common stock.

THE CONTINUOUSLY ADJUSTABLE CONVERSION PRICE FEATURE OF OUR SECURED CONVERTIBLE NOTES COULD REQUIRE US TO ISSUE A SUBSTANTIALLY GREATER NUMBER OF SHARES, WHICH WILL CAUSE DILUTION TO OUR EXISTING STOCKHOLDERS.

         Our obligation to issue shares upon conversion of our secured convertible notes is essentially limitless. The following is an example of the amount of shares of our common stock that are issuable, upon conversion of our secured convertible notes (excluding accrued interest), based on market prices 25%, 50% and 75% below the market price as of October 26, 2004 of $0.24 per share.

Secured Convertible Notes

                                                   Number           % of
% Below        Price Per      With Discount      of Shares        Outstanding
Market            Share         at 50%           Issuable           Stock
------            -----         ------           --------           -----
25%              $.18           $.09             16,666,667         44.55%
50%              $.12           $.06             25,000,000         54.65%
75%              $.06           $.03             50,000,000         70.68%

         As illustrated, the number of shares of common stock issuable upon conversion of our secured convertible notes will increase if the market price of our stock declines, which will cause dilution to our existing stockholders.

THE CONTINUOUSLY ADJUSTABLE CONVERSION PRICE FEATURE OF OUR SECURED CONVERTIBLE NOTES MAY ENCOURAGE INVESTORS TO MAKE SHORT SALES IN OUR COMMON STOCK, WHICH COULD HAVE A DEPRESSIVE EFFECT ON THE PRICE OF OUR COMMON STOCK.

         The secured convertible notes are convertible into shares of our common stock at a 50% discount to the trading price of the common stock prior to the conversion. The significant downward pressure on the price of the common stock as the investors convert and sells material amounts of common stock could encourage short sales by investors. This could place further downward pressure on the price of the common stock. The investors could sell common stock into the market in anticipation of covering the short sale by converting their securities, which could cause the further downward pressure on the stock price. In addition, not only the sale of shares issued upon conversion or exercise of the secured convertible notes, but also the mere perception that these sales could occur, may adversely affect the market price of the common stock.

THE ISSUANCE OF SHARES UPON CONVERSION OF THE SECURED CONVERTIBLE NOTES AND EXERCISE OF OUTSTANDING WARRANTS MAY CAUSE IMMEDIATE AND SUBSTANTIAL DILUTION TO OUR EXISTING STOCKHOLDERS.

         The issuance of shares upon conversion of the secured convertible notes and exercise of warrants may result in substantial dilution to the interests of other stockholders since the investors may ultimately convert and sell the full amount issuable on conversion. Although the investors may not convert their secured convertible notes and/or exercise their warrants if such conversion or exercise would cause them to own more than 4.9% of our outstanding common stock, this restriction does not prevent the investors from converting and/or exercising some of their holdings and then converting the rest of their holdings. In this way, the investors could sell more than this limit while never holding more than this limit. There is no upper limit on the number of shares that may be issued which will have the effect of further diluting the proportionate equity interest and voting power of holders of our common stock, including investors in this offering.

IN THE EVENT THAT OUR STOCK PRICE DECLINES, THE SHARES OF COMMON STOCK ALLOCATED FOR CONVERSION OF THE SECURED CONVERTIBLE NOTES AND REGISTERED PURSUANT TO A REGISTRATION STATEMENT MAY NOT BE ADEQUATE AND WE MAY BE REQUIRED TO FILE A SUBSEQUENT REGISTRATION STATEMENT COVERING ADDITIONAL SHARES. IF THE SHARES WE HAVE ALLOCATED AND ARE REGISTERING HEREWITH ARE NOT ADEQUATE AND WE ARE REQUIRED TO FILE AN ADDITIONAL REGISTRATION STATEMENT, WE MAY INCUR SUBSTANTIAL COSTS IN CONNECTION THEREWITH.

         Based on our current market price and the potential decrease in our market price as a result of the issuance of shares upon conversion of the secured convertible notes, we have made a good faith estimate as to the amount of shares of common stock that we are required to register and allocate for conversion of the secured convertible notes. Accordingly, we have allocated and registered 22,222,224 shares to cover the conversion of the secured convertible notes. In the event that our stock price decreases, the shares of common stock we have allocated for conversion of the secured convertible notes and are registering hereunder may not be adequate. If the shares we have allocated to the registration statement are not adequate and we are required to file an additional registration statement, we may incur substantial costs in connection with the preparation and filing of such registration statement.

IF WE ARE REQUIRED FOR ANY REASON TO REPAY OUR OUTSTANDING SECURED CONVERTIBLE NOTES, WE WOULD BE REQUIRED TO DEPLETE OUR WORKING CAPITAL, IF AVAILABLE, OR RAISE ADDITIONAL FUNDS. OUR FAILURE TO REPAY THE SECURED CONVERTIBLE NOTES, IF REQUIRED, COULD RESULT IN LEGAL ACTION AGAINST US, WHICH COULD REQUIRE THE SALE OF SUBSTANTIAL ASSETS.

         In September 2004, we entered into a Securities Purchase Agreement for the sale of an aggregate of $1,500,000 principal amount of secured convertible notes. The secured convertible notes are due and payable, with 10% interest, two years from the date of issuance, unless sooner converted into shares of our common stock. Although we currently have $1,000,000 secured convertible notes outstanding, the investor is obligated to purchase additional secured convertible notes in the aggregate of $500,000. In addition, any event of default such as our failure to repay the principal or interest when due, our failure to issue shares of common stock upon conversion by the holder, our failure to timely file a registration statement or have such registration statement declared effective, breach of any covenant, representation or warranty in the Securities Purchase Agreement or related convertible note, the assignment or appointment of a receiver to control a substantial part of our property or business, the filing of a money judgment, writ or similar process against our company in excess of $50,000, the commencement of a bankruptcy, insolvency, reorganization or liquidation proceeding against our company and the delisting of our common stock could require the early repayment of the secured convertible notes, including a default interest rate of 15% on the outstanding principal balance of the notes if the default is not cured with the specified grace period. We anticipate that the full amount of the secured convertible notes will be converted into shares of our common stock, in accordance with the terms of the secured convertible notes. If we are required to repay the secured convertible notes, we would be required to use our limited working capital and raise additional funds. If we were unable to repay the notes when required, the note holders could commence legal action against us and foreclose on all of our assets to recover the amounts due. Any such action would require us to curtail or cease operations.

             APPOINTMENT OF RUSSELL BEDFORD STEFANOU MIRCHANDANI LLP

         The Board of Directors has appointed the firm of Russell Bedford Stefanou Mirchandani LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2004. On October 5, 2004, the majority stockholders ratified the selection of Russell Bedford Stefanou Mirchandani LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2004.

         The Company does not presently have an audit committee.

REVIEW OF THE COMPANY'S AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003

         The Board of Directors met and held discussions with management and the independent auditors. Management represented to the Board that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Board reviewed and discussed the consolidated financial statements with management and the independent auditors. The Board also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU 380), as amended.

         In addition, the Board discussed with the independent auditors the auditors' independence from the Company and its management, and the independent auditors provided to the Board the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

         The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

         Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

AUDIT FEES

         The aggregate fees billed by our auditors, for professional services rendered for the audit of the Company's annual financial statements for the years ended December 31, 2003 and 2002, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB during the fiscal years were $31,439 and $35,025, respectively.

TAX FEES

         Russell Bedford Stefanou Mirchandani LLP did not bill the Company for tax related work during fiscal 2003 or 2002.

ALL OTHER FEES

         Russell Bedford Stefanou Mirchandani LLP did not bill the Company for any other services during fiscal 2003 or 2002.

         The Board of Directors has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

                              ELECTION OF DIRECTORS

         On October 5, 2004, the majority stockholders of the Company elected Donald F. Evans, Mark D. Schmidt, John W. Ringo and Alan H. Ninneman to the Company's Board of Directors for a term of one year. Following is information about each director, including biographical data for at least the last five years.

         The Board is responsible for supervision of the overall affairs of the Company. In fiscal 2003, the Board's business was conducted at 20 meetings of the board of directors. The Board now consists of five directors. The term of each director continues until the next annual meeting or until successors are elected. The directors are:

Name                  Age      Position
--------------------------------------------------------------------------------
Donald F. Evans       69       Chief Executive Officer and Chairman of the Board
                               of Directors
Mark D. Schmidt       38       President, Chief Operating Officer and Director
John W. Ringo         59       Secretary, Corporate Counsel and Direector
Alan H. Ninneman      60       Senior Vice President and Director

Directors are elected at each meeting of stockholders and hold office until the next annual meeting of stockholders and the election and qualifications of their successors. Executive officers are elected by and serve at the discretion of the board of directors.

DONALD F. EVANS. Mr. Evans has been our Chief Executive Officer and Chairman of the Board since May 2000. Between 1979 and May 2000, Mr. Evans was the Managing Partner of Research Econometrics, a North Carolina based corporation, where Mr. Evans began an investigative research study into the feasibility of a long-term electrochemical interim lighting system. From June 1996 until March 1999, Mr. Evans represented the investment interest of Research Econometrics in Waste Reduction Products Corporation, a privately held North Carolina corporation Mr. Evans also served on the Board of Directors of Waste Reduction Products Corporation. Mr. Evans graduated from the University of North Carolina, Chapel Hill, NC with a BS Degree in Economics.

MARK D. SCHMIDT. Mr. Schmidt has been our President, Chief Operating Officer and Director since May 2003. From December 1999 until December 2002, Mr. Schmidt was a founder and executive of Home Director, Inc., the IBM Home Networking Division spinoff company and a public company. Mr. Schmidt is a former IBM executive with over 15 years of consumer marketing, business management and venture startup experience. Mr. Schmidt graduated Summa Cum Laude with a Bachelor of Science Degree in Engineering from North Carolina State University and earned an MBA Degree from the Fuqua School of Business at Duke University.

JOHN W. RINGO. Mr. Ringo has been our Secretary, Corporate Counsel and a Director since May 2000. Since 1990, Mr. Ringo has been in private practice in Marietta, GA specializing in corporate and securities law. He is a former Staff Attorney with the U. S. Securities and Exchange Commission, a member of the Bar of the Supreme Court of the United States, the Kentucky Bar Association and the Georgia Bar Association. Mr. Ringo graduated from the University of Kentucky in Lexington, KY with a BA Degree in Journalism. Subsequently, he received a Juris Doctor Degree from the University of Kentucky College of Law.

ALAN H. NINNEMAN. Mr. Ninneman has been our Senior Vice President and a Director since May 2000. From 1992 until April 2000, Mr. Ninneman was a Chief Executive Officer of City Software, Inc. based in Albuquerque, New Mexico. He was a senior support analyst for Tandem Computer, San Jose, California from 1982 to 1985; senior business analyst at Apple Computer, Cupertino, California from 1985 to 1987; and Director of Operations at Scorpion Technologies, Inc., San Jose, California. Mr. Ninneman attended Elgin Community College, Elgin, IL and subsequently majored in business administration at Southern Illinois University, Carbondale, IL.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

During the fiscal year ended December 31, 2003, based upon an examination of the public filings, our company's officers and directors are delinquent in filing reports on Forms 3, 4 and 5.

The following table sets forth for the fiscal year indicated the compensation paid by our company to our Chief Executive Officer and other executive officers with annual compensation exceeding $100,000:

                           SUMMARY COMPENSATION TABLE:

                           SUMMARY COMPENSATION TABLE

                               ANNUAL COMPENSATION

                                                             Other
                                                             Annual      Restricted     Options      LTIP
   Name & Principal                Salary        Bonus       Compen-       Stock         SARs       Payouts      All Other
       Position           Year       ($)          ($)        sation ($)   Awards($)       (#)         ($)      Compensation
------------------------ ------- ------------ ------------ ------------ ------------- ----------- ------------ --------------
Donald F. Evans             2003    180,000          0            0            -         700,000         -             -
  CEO & Chairman            2002     98,004          0            0            -            -            -             -
                            2001     98,004          0            0            -         200,000         -             -
------------------------ ------- ------------ ------------ ------------ ------------- ----------- ------------ --------------
John W. Ringo               2003    102,000          0            0            -         250,000         -             -
  Secretary and             2002     69,000          0            0            -            -            -             -
  Corporate Counsel         2001     69,000          0            0            -         150,000         -             -
------------------------ ------- ------------ ------------ ------------ ------------- ----------- ------------ --------------
Alan H. Ninneman            2003    102,000          0            0            -         250,000         -             -
  Senior Vice President     2002     78,000          0            0            -            -            -             -
                            2001     78,000          0            0            -         150,000         -             -
------------------------ ------- ------------ ------------ ------------ ------------- ----------- ------------ --------------
Mark D. Schmidt             2003    120,000 (1)      0            0            -         550,000         -             -
  President & COO           2002          -          -            -            -            -            -             -
                            2001          -          -            -            -            -            -             -
------------------------ ------- ------------ ------------ ------------ ------------- ----------- ------------ --------------

         Annual compensation began accruing in the form of management fees as of July 2000. The compensation indicated in the table is the annualized amount of salary to be paid the respective officers in accordance with their employment agreements. From 2001 forward, salaries have accrued in accordance with the annualized salaries outlined in the table. Pursuant to their employment agreements, Messrs. Evans, Ninneman and Ringo are to receive monthly salaries of $8,167, $6,500, and $5,750 respectively. The salary accruals bear interest at 10% per annum and these obligations of the Company are to be retired from revenues when product sales begin.

         Salary accruals for Messrs. Evans, Ninneman and Ringo for the years 2001 and 2002 were $98,004, $78,000 and 69,000 respectively.

         On January 1, 2003, the employment agreements of Messrs. Evans, Ninneman and Ringo were amended to increase their annual salaries to $180,000, $102,000 and $102,000, respectively.

(1) On May 1, 2003, Mark D. Schmidt entered into an employment agreement in which he will be paid an annual salary of $180,000.

EMPLOYMENT AGREEMENTS

Donald F. Evans

         On July 1, 2000, we entered into an eight-year employment contract with Donald F. Evans to serve as Chief Executive Officer, which was amended on January 1, 2003. The base salary under the agreement is $180,000 per annum, plus benefits.

Alan H. Ninneman

         On July 1, 2000, we entered into an eight-year employment contract with Alan H. Ninneman to serve as Senior Vice President, which was amended on January 1, 2003. The base salary under the agreement is $102,000 per annum, plus benefits.

John W. Ringo

         On July 1, 2000, we entered into an eight-year employment contract with John W. Ringo to serve as Secretary and Corporate Counsel, which was amended on January 1, 2003. The base salary under the agreement is $102,000 per annum, plus benefits.

Mark D. Schmidt

         On May 1, 2003, we entered into an employment contract with Mark D. Schmidt to serve as Executive Vice President and Chief Operating Officer until June 30, 2008. The base salary under the agreement is $180,000 per annum, plus benefits.

DIRECTORS' COMPENSATION

All directors are reimbursed for their reasonable expenses incurred in attending meetings of the board of directors and its committees. Directors serve without cash compensation and without other fixed remuneration.

OPTION GRANTS IN LAST FISCAL YEAR

The following table contains information concerning options granted to executive officers named in the Summary Compensation Table during the fiscal year ended December 31, 2003:


-------------------------------------------------------------------------------
                  NUMBER OF       % OF TOTAL
                  SECURITIES      OPTIONS/SARS
                  UNDERLYING      GRANTED TO
                  OPTIONS/SARS    EMPLOYEES IN    EXERCISE OR BASE  EXPIRATION
NAME              GRANTED (#)     FISCAL YEAR     ($/SH)            DATE
-------------------------------------------------------------------------------
Donald F. Evans       100,000        %16.7         $0.001/Sh         2011
-------------------------------------------------------------------------------
John W. Ringo         100,000        %16.7         $0.001/Sh         2011
-------------------------------------------------------------------------------
Alan H. Ninneman      100,000        %16.7         $0.001/Sh         2011
-------------------------------------------------------------------------------
David D. Downing       50,000         %8.3         $0.001/Sh         2011
-------------------------------------------------------------------------------

                               STOCK OPTION PLANS

         The Company has created an Employee Stock Option Plan for incentive/retention of current key employees and as an inducement to employment of new employees. The 2003 plan, which sets aside 2,000,000 shares of common stock for purchase by employees, was made effective by the Board of Directors.

         On September 2, 2003, our Board approved a 2004 Incentive Stock Option Plan, which will provide 2,000,000 shares to underwrite options.

         On April 8, 2004 our Board approved the 2005 Incentive Stock Option Plan that provides for 12,000,000 shares to underwrite options.

         The stock option plans are administered directly by our board of directors.

         Subject to the provisions of the stock option plans, the board will determine who shall receive stock options, the number of shares of common stock that may be purchased under the options, the time and manner of exercise of options and exercise prices.

         As of September 30, 2004, there were 2,000,000 stock options granted under the 2003 plan that were outstanding.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

         We issued certain management fees, which were for accrued salaries for Messrs. Evans, Ninneman, Ringo, Schmidt and Downing consistent with employment agreements. These fees are in the form of non-interest bearing promissory notes. $800,000 of these management fees were converted to Series B Convertible Preferred stock with superior voting rights. Salary accruals in the form of management fees for Messrs. Evans, Ninneman and Ringo are still owed in the amounts of $125,401.95, $82,347.82 and $76,085.63, respectively.

         Promissory notes were issued to certain officers for loans to the Company for working capital. These Notes are listed as payable upon demand and accrue interest at 12% per annum. Don F. Evans, David D. Downing, Alan H. Ninneman loaned $13,100, $106,000 and $3,745, respectively. The terms of transactions in this section are as fair to the Company as any transactions that could have been made with unaffiliated parties.

         We have no policy regarding entering into transactions with affiliated parties.

                           ANNUAL AND QUARTERLY REPORT

         Our Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 2003 and our Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2004 and June 30, 2004, as filed with the SEC, excluding exhibits, are being mailed to shareholders with this Information Statement. We will furnish any exhibit to our Annual Report on Form 10-KSB or Quarterly Report on Form 10-QSB free of charge to any shareholder upon written request to John W. Ringo, Secretary, Cyberlux Corporation, 4625 Creekstone Drive, Suite 100, Research Triangle Park, Durham, North Carolina 27703. The Annual Report and Quarterly Report are incorporated in this Information Statement. You are encouraged to review the Annual Report and Quarterly Report together with subsequent information filed by the Company with the SEC and other publicly available information.


                                            By Order of the Board of Directors,

                                            /s/ Donald F. Evans

                                            Donald F. Evans
                                            Chairman of the Board


Durham, North Carolina
December 21, 2004

EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                              CYBERLUX CORPORATION

         The undersigned, being the Chief Executive Officer and Secretary of CYBERLUX CORPORATION, a corporation existing under the laws of the State of Nevada, do hereby certify under the seal of the said corporation as follows:

1. The certificate of incorporation of the Corporation is hereby amended by replacing Article Fourth, in its entirety, with the following:

                  "FOURTH: The Corporation is authorized to issue two classes of stock. One class of stock shall be Common Stock, par value $0.001. The second class of stock shall be Preferred Stock, par value $0.001. The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the board of directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the board of directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the board of directors.

                  The total number of shares of stock of each class which the Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

                           Class          Par Value       Authorized Shares
                           -----          ---------       -----------------
                           Common           $0.001           300,000,000
                           Preferred        $0.001             5,000,000
                                                           -------------
                           Totals:                           305,000,000"


         2. The amendment of the articles of incorporation herein certified has been duly adopted by the unanimous written consent of the Corporation's Board of Directors and a majority of the Corporation's stockholders in accordance with the provisions of Section 78.320 of the General Corporation Law of the State of Nevada.

      IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Corporation's Articles of Incorporation, as amended, to be signed by Donald F. Evans, its Chief Executive Officer, and John W. Ringo, its Secretary, this __th day of January, 2005.


                                   CYBERLUX CORPORATION


                                   By:
                                       -----------------------------------------
                                       Donald F. Evans, Chief Executive Officer


                                   By:
                                       -----------------------------------------
                                       John W. Ringo, Secretary